Exhibit 99.2

The PMI Group, Inc.

Second Quarter 2010

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED JUNE 30, 2010

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED JUNE 30, 2010

Notes to Financial Results and Statistical Information:

(1)

Effective January 1, 2008, The PMI Group, Inc. (the “Company”) adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures, previously SFAS No. 157, and the fair value option outlined in FASB ASC Topic 825 Financial Instruments, previously SFAS No. 159. The Company elected to adopt the fair value option for certain corporate debt on the adoption date. The Company’s net loss included a $47.7 million loss and $88.5 million loss for the three months and six months ended June 30, 2010, respectively, related to fair value adjustments for these debt instruments.

(2)

For the quarter and six months ended June 30, 2010, the Company’s equity in losses from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”) and certain limited partnership interests. For the quarter and six months ended June 30, 2009, the Company’s equity in losses from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re and certain limited partnership interests.

(3)

Due to the net losses in the quarter and six months ended June 30, 2010 and 2009, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(4)

U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. (“MIC”), PMI Mortgage Assurance Co. (“PMAC”), formerly Commercial Loan Insurance Co., WMAC Insurance Corporation (“WMAC”) and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are in equity in earnings from unconsolidated subsidiaries. Effective January 1, 2010, PMAC was merged into the U.S. Mortgage Insurance Operations segment.

(5)

International Operations segment includes PMI Europe and PMI Canada as continuing operations and results from PMI Australia and PMI Asia which are reported as discontinued operations for all periods presented due to their sale in 2008.

(6)

Effective December 31, 2009, the Company combined its Corporate and Other and Financial Guaranty segments into Corporate and Other segment for all periods presented. For the quarter and six months ended June 30, 2010, the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.’s investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; equity in earnings (losses) from certain limited partnerships and our equity investments in FGIC and RAM Re. For the twelve months and year ended December 31, 2009 the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.’s investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; the results of WMAC, equity in earnings (losses) from certain limited partnerships and our equity investments in FGIC and RAM Re. PMI Guaranty Co.’s (“PMI Guaranty”) operating results are reported as discontinued operations for all periods presented. The Company merged PMI Guaranty into its U.S. Mortgage Insurance Operations during the fourth quarter of 2008.

(7)

The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(8)

On April 31, 2010, MIC issued a surplus note for a face value of $261 million to the Company and, on May 5, 2010, MIC issued a second surplus note for a face value of $24 million to the Company, for a total of $285 million.

(9)	The Company ceased writing pool insurance business effective February 1, 2008.

(10)

Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. As of June 30, 2008, we adjusted pool risk in force to appropriately reflect the effect of loan repayments on risk limits. Further beginning March 31, 2009, pool risk in force has been adjusted to reflect reserves established on pool which has the effect of reducing the risk layer.

(11)

Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

(12)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(13)

The statutory risk-to-capital ratio is for MIC only. As of March 31, 2009, the Company adjusted its statutory risk-to-capital ratio based on recent regulatory clarification to exclude delinquent risk in force for which a loss reserve has been established.

(14)	The excess minimum policyholders’ position is the surplus above the required minimum policyholders position. The excess minimum policyholders position is for PMI Mortgage Insurance Co. only.

(15)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column.

(16)

The Company reclassified ceded claims paid from pool claims paid to primary claims paid and is now included in ‘Ceded claims, supplemental and other’ for all periods presented. Included in Ceded claims, supplemental and other are amounts recovered from captive trust accounts due to the termination of captive agreements.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods’ information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor and Media Relations Contacts:

Bill Horning	Kosta Karmaniolas, CFA
Vice President, Investor Relations and Corporate Capital Management and Analysis	Director, Investor Relations and Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$144,290	$169,724	$304,366	$354,570

Revenues
Premiums earned	$149,651	$181,600	$311,216	$369,694
Net gain from credit default swaps	462	7,003	2,180	14,759
Net investment income	23,861	29,116	50,549	63,721
Net realized investment gains	397	23,392	7,830	17,341
Change in fair value of certain debt instruments (1)	(47,687)	(39,079)	(88,500)	(20,603)
Other income	2,222	131	2,228	2,315

Total revenues	128,906	202,163	285,503	447,227

Losses and expenses
Losses and loss adjustment expenses	320,489	480,841	671,314	863,788
Amortization of deferred policy acquisition costs	4,163	3,753	8,039	7,098
Other underwriting and operating expenses	27,907	39,752	61,766	79,773
Interest expense	12,247	11,731	21,770	23,583

Total losses and expenses	364,806	536,077	762,889	974,242

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(235,900)	(333,914)	(477,386)	(527,015)
Equity in losses from unconsolidated subsidiaries (2)	(3,917)	(1,392)	(8,327)	(3,838)

Loss from continuing operations before income taxes	(239,817)	(335,306)	(485,713)	(530,853)
Income tax benefit from continuing operations	(89,257)	(112,679)	(178,166)	(192,965)

Loss from continuing operations	(150,560)	(222,627)	(307,547)	(337,888)
Income (loss) from discontinued operations, net of taxes	—	7	—	(23)

Net loss	$(150,560)	$(222,620)	$(307,547)	$(337,911)

Diluted loss from continuing operations per share	$(1.11)	$(2.71)	$(2.81)	$(4.12)
Diluted income from discontinued operations per share	—	—	—	—

Diluted net loss per share	$(1.11)	$(2.71)	$(2.81)	$(4.12)

Share data:
Basic weighted average common shares outstanding	135,993	82,238	109,532	82,067
Stock options and other dilutive components (3)	—	—	—	—

Diluted weighted average common shares outstanding (3)	135,993	82,238	109,532	82,067

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30, 2010	December 31, 2009	June 30, 2009
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$2,185,119	$2,355,188	$2,184,137
Equity securities:
Common	28,877	29,090	11,679
Preferred	163,823	186,023	177,762
Short term investments	1,140	2,232	2,299

Total investments	$2,378,959	$2,572,533	$2,375,877
Cash and cash equivalents	1,021,841	686,891	1,264,971
Investments in unconsolidated subsidiaries	132,670	139,775	147,335
Reinsurance recoverables	613,646	703,550	602,318
Deferred policy acquisition costs	44,519	41,289	40,718
Property, equipment and software, net of accumulated depreciation and amortization	93,050	101,893	113,549
Deferred tax assets	282,768	175,585	220,521
Other assets	365,656	220,001	181,031

Total assets	$4,933,109	$4,641,517	$4,946,320

Liabilities
Reserve for losses and loss adjustment expenses	$3,112,942	$3,253,820	$3,235,372
Unearned premiums	63,508	72,089	95,741
Debt	588,043	389,991	427,116
Other liabilities	214,326	198,530	208,098

Total liabilities	3,978,819	3,914,430	3,966,327
Shareholders’ equity
Common stock	1,971	1,193	1,193
Additional paid-in capital, treasury stock and retained earnings	873,039	660,486	980,534
Accumulated other comprehensive income (loss), net of deferred taxes	79,280	65,408	(1,734)

Total shareholders’ equity	954,290	727,087	979,993

Total liabilities and shareholders’ equity	$4,933,109	$4,641,517	$4,946,320

Basic shares issued and outstanding	160,776	82,580	82,339

Book value per share	$5.94	$8.80	$11.90

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED JUNE 30, 2010 AND 2009

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	Three Months Ended June 30, 2010 (Unaudited)
	(Dollars in thousands)
Net premiums written	$143,958	$332	$—	$144,290

Revenues
Premiums earned	$148,416	$1,235	$—	$149,651
Net gain from credit default swaps	—	462	—	462
Net investment income	21,330	2,400	131	23,861
Net realized investment (losses) gains	(1)	122	276	397
Change in fair value of certain debt instruments (1)	—	—	(47,687)	(47,687)
Other income (loss)	2,225	(3)	—	2,222

Total revenues (expenses)	171,970	4,216	(47,280)	128,906

Losses and expenses
Losses and loss adjustment expensee	321,120	(631)	—	320,489
Amortization of deferred policy acquisition costs	4,163	—	—	4,163
Other underwriting and operating expenses	25,440	1,269	1,198	27,907
Interest expense	2,175	—	10,072	12,247

Total losses and expenses	352,898	638	11,270	364,806

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(180,928)	3,578	(58,550)	(235,900)
Equity in losses from unconsolidated subsidiaries (2)	(3,856)	—	(61)	(3,917)

(Loss) income from continuing operations before income taxes	(184,784)	3,578	(58,611)	(239,817)
Income tax benefit from continuing operations	(69,149)	(1,045)	(19,063)	(89,257)

Net (loss) income	$(115,635)	$4,623	$(39,548)	$(150,560)

Loss ratio (7)	216.4%
Expense ratio (7)	20.6%
Combined ratio	237.0%

	Three Months Ended June 30, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$170,220	$(496)	$—	$169,724

Revenues
Premiums earned	$178,178	$3,415	$7	$181,600
Net gain from credit default swaps	—	7,003	—	7,003
Net investment income (loss)	28,929	(540)	727	29,116
Net realized investment gains (losses)	23,663	(271)	—	23,392
Change in fair value of certain debt instruments (1)	—	—	(39,079)	(39,079)
Other income	12	14	105	131

Total revenues (expenses)	230,782	9,621	(38,240)	202,163

Losses and expenses
Losses and loss adjustment expenses	476,829	4,012	—	480,841
Amortization of deferred policy acquisition costs	3,432	321	—	3,753
Other underwriting and operating expenses	32,781	3,909	3,062	39,752
Interest expense	16	—	11,715	11,731

Total losses and expenses	513,058	8,242	14,777	536,077

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(282,276)	1,379	(53,017)	(333,914)
Equity in losses from unconsolidated subsidiaries (2)	(1,221)	—	(171)	(1,392)

(Loss) income from continuing operations before income taxes	(283,497)	1,379	(53,188)	(335,306)
Income tax (benefit) expense from continuing operations	(107,720)	14,831	(19,790)	(112,679)

Loss from continuing operations	(175,777)	(13,452)	(33,398)	(222,627)

Income from discontinued operations, net of taxes	—	7	—	7

Net loss	$(175,777)	$(13,445)	$(33,398)	$(222,620)

Loss ratio (7)	267.6%
Expense ratio (7)	21.3%
Combined ratio	288.9%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2010 AND 2009

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	Six Months Ended June 30, 2010 (Unaudited)
	(Dollars in thousands)
Net premiums written	$303,431	$935	$—	$304,366

Revenues
Premiums earned	$308,579	$2,637	$—	$311,216
Net gain from credit default swaps	—	2,180	—	2,180
Net investment income	46,363	3,925	261	50,549
Net realized investment gains	7,169	385	276	7,830
Change in fair value of certain debt instruments (1)	—	—	(88,500)	(88,500)
Other income	2,225	3	—	2,228

Total revenues (expenses)	364,336	9,130	(87,963)	285,503

Losses and expenses
Losses and loss adjustment expenses	671,193	121	—	671,314
Amortization of deferred policy acquisition costs	8,039	—	—	8,039
Other underwriting and operating expenses	55,476	3,069	3,221	61,766
Interest expense	2,249	—	19,521	21,770

Total losses and expenses	736,957	3,190	22,742	762,889

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(372,621)	5,940	(110,705)	(477,386)
Equity in losses from unconsolidated subsidiaries (2)	(8,145)	—	(182)	(8,327)

(Loss) income from continuing operations before income taxes	(380,766)	5,940	(110,887)	(485,713)
Income tax (benefit) expense from continuing operations	(143,348)	1,300	(36,118)	(178,166)

Net (loss) income	$(237,418)	$4,640	$(74,769)	$(307,547)

Loss ratio (7)	217.5%
Expense ratio (7)	20.9%
Combined ratio	238.4%

	Six Months Ended June 30, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$354,515	$50	$5	$354,570

Revenues
Premiums earned	$363,792	$5,887	$15	$369,694
Net gain from credit default swaps	—	14,759	—	14,759
Net investment income	56,699	4,320	2,702	63,721
Net realized investment gains (losses)	19,395	(2,036)	(18)	17,341
Change in fair value of certain debt instruments (1)	—	—	(20,603)	(20,603)
Other (loss) income	(38)	(21)	2,374	2,315

Total revenues (expenses)	439,848	22,909	(15,530)	447,227

Losses and expenses
Losses and loss adjustment expenses	856,675	7,113	—	863,788
Amortization of deferred policy acquisition costs	6,457	641	—	7,098
Other underwriting and operating expenses	66,301	6,700	6,772	79,773
Interest expense	32	—	23,551	23,583

Total losses and expenses	929,465	14,454	30,323	974,242

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(489,617)	8,455	(45,853)	(527,015)
Equity in losses from unconsolidated subsidiaries (2)	(3,515)	—	(323)	(3,838)

(Loss) income from continuing operations before income taxes	(493,132)	8,455	(46,176)	(530,853)
Income tax (benefit) expense from continuing operations	(189,789)	15,177	(18,353)	(192,965)

Loss from continuing operations	(303,343)	(6,722)	(27,823)	(337,888)

Loss from discontinued operations, net of taxes	—	(23)	—	(23)

Net loss	$(303,343)	$(6,745)	$(27,823)	$(337,911)

Loss ratio (7)	235.5%
Expense ratio (7)	20.5%
Combined ratio	256.0%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	June 30, 2010 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,055,974	$127,239	$1,906	$2,185,119
Equity securities:
Common	28,877	—	—	28,877
Preferred	163,823	—	—	163,823
Short term investments	1,117	23	—	1,140

Total investments	$2,249,791	$127,262	$1,906	$2,378,959
Cash and cash equivalents	879,292	46,588	95,961	1,021,841
Investments in unconsolidated subsidiaries	117,858	—	14,812	132,670
Reinsurance recoverables	613,646	—	—	613,646
Deferred policy acquisition costs	44,519	—	—	44,519
Property, equipment and software, net of accumulated depreciation and amortization	28,775	6	64,269	93,050
Deferred tax assets	223,552	6,710	52,506	282,768
Other assets	342,700	13,480	9,476	365,656

Total assets	$4,500,133	$194,046	$238,930	$4,933,109

Liabilities
Reserve for losses and loss adjustment expenses	$3,079,764	$33,178	$—	$3,112,942
Unearned premiums	56,150	7,358	—	63,508
Debt (8)	285,000	—	303,043	588,043
Other liabilities	195,522	14,584	4,220	214,326

Total liabilities	3,616,436	55,120	307,263	3,978,819

Shareholders’ equity (deficit)	883,697	138,926	(68,333)	954,290

Total liabilities and shareholders’ equity	$4,500,133	$194,046	$238,930	$4,933,109

	December 31, 2009 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,195,750	$143,599	$15,839	$2,355,188
Equity securities:
Common	29,090	—	—	29,090
Preferred	186,023	—	—	186,023
Short term investments	999	23	1,210	2,232

Total investments	$2,411,862	$143,622	17,049	$2,572,533
Cash and cash equivalents	567,821	47,353	71,717	686,891
Investments in unconsolidated subsidiaries	124,826	—	14,949	139,775
Reinsurance recoverables	703,550	—	—	703,550
Deferred policy acquisition costs	41,289	—	—	41,289
Property, equipment and software, net of accumulated depreciation and amortization	35,606	27	66,260	101,893
Deferred tax assets	123,954	2,529	49,102	175,585
Other assets	199,567	9,226	11,208	220,001

Total assets	$4,208,475	$202,757	$230,285	$4,641,517

Liabilities
Reserve for losses and loss adjustment expenses	$3,213,735	$40,085	$—	$3,253,820
Unearned premiums	61,758	10,328	3	72,089
Debt	—	—	389,991	389,991
Other liabilities (assets)	172,070	34,763	(8,303)	198,530

Total liabilities	3,447,563	85,176	381,691	3,914,430

Shareholders’ equity (deficit)	760,912	117,581	(151,406)	727,087

Total liabilities and shareholders’ equity	$4,208,475	$202,757	$230,285	$4,641,517

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (4) RESULTS OF OPERATIONS

	2010			2009
	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in thousands)			(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums written:
Direct premiums written, net of refunds	$175,813	$193,413	$369,226	$199,088	$205,364	$210,647	$224,059	$839,158
Ceded premiums, net of assumed	(31,855)	(33,940)	(65,795)	(35,664)	(37,921)	(40,427)	(39,764)	(153,776)

Net premiums written	143,958	159,473	303,431	163,424	167,443	170,220	184,295	685,382
Change in unearned premiums	4,458	690	5,148	5,187	6,094	7,958	1,319	20,558

Premiums earned	$148,416	$160,163	$308,579	$168,611	$173,537	$178,178	$185,614	$705,940
Net investment income	21,330	25,033	46,363	27,553	26,478	28,929	27,770	110,730
Net realized investment (losses) gains	(1)	7,170	7,169	9,004	11,828	23,663	(4,268)	40,227
Other income (loss)	2,225	—	2,225	(1)	1	12	(50)	(38)

Total revenues	171,970	192,366	364,336	205,167	211,844	230,782	209,066	856,859

Losses and expenses
Losses and loss adjustment expenses	321,120	350,073	671,193	549,423	334,593	476,829	379,846	1,740,691
Amortization of deferred policy acquisition costs	4,163	3,876	8,039	4,944	3,837	3,432	3,025	15,238
Other underwriting and operating expenses	25,440	30,036	55,476	31,359	30,437	32,781	33,520	128,097
Interest expense	2,175	74	2,249	11	12	16	16	55

Total losses and expenses	352,898	384,059	736,957	585,737	368,879	513,058	416,407	1,884,081

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(180,928)	(191,693)	(372,621)	(380,570)	(157,035)	(282,276)	(207,341)	(1,027,222)
Equity in losses from unconsolidated subsidiaries	(3,856)	(4,289)	(8,145)	(3,669)	(4,268)	(1,221)	(2,294)	(11,452)

Loss before income taxes	(184,784)	(195,982)	(380,766)	(384,239)	(161,303)	(283,497)	(209,635)	(1,038,674)
Income tax benefit	(69,149)	(74,199)	(143,348)	(142,254)	(50,683)	(107,720)	(82,069)	(382,726)

Net loss	$(115,635)	$(121,783)	$(237,418)	$(241,985)	$(110,620)	$(175,777)	$(127,566)	$(655,948)

Loss ratio (7)	216.4%	218.6%	217.5%	325.9%	192.8%	267.6%	204.6%	246.6%
Expense ratio (7)	20.6%	21.3%	20.9%	22.2%	20.5%	21.3%	19.8%	20.9%
Combined ratio	237.0%	239.9%	238.4%	348.1%	213.3%	288.9%	224.4%	267.5%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (4) BALANCE SHEETS

	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in thousands)		(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$2,055,974	$1,940,169	$2,195,750	$2,441,616	$2,044,222	$1,917,378
Equity securities:
Common	28,877	31,840	29,090	21,822	11,679	3,303
Preferred	163,823	172,776	186,023	186,733	177,762	158,994
Short term investments	1,117	1,610	999	999	996	981

Total investments	$2,249,791	$2,146,395	$2,411,862	$2,651,170	$2,234,659	$2,080,656
Cash and cash equivalents	879,292	772,382	567,821	698,833	1,075,108	1,058,306
Investments in unconsolidated subsidiaries	117,858	120,391	124,826	132,025	132,271	134,646
Reinsurance recoverables	613,646	666,298	703,550	659,356	602,318	549,369
Deferred policy acquisition costs	44,519	42,642	41,289	40,677	38,895	37,034
Property, equipment and software, net of accumulated depreciation and amortization	28,775	31,829	35,606	40,567	45,535	51,191
Deferred tax assets	223,552	157,466	123,954	205,740	205,740	202,458
Other assets	342,700	270,521	199,567	87,203	149,963	159,966

Total assets	$4,500,133	$4,207,924	$4,208,475	$4,515,571	$4,484,489	$4,273,626

Liabilities
Reserve for losses and loss adjustment expenses	$3,079,764	$3,255,561	$3,213,735	$3,138,261	$3,185,488	$2,854,797
Unearned premiums	56,150	60,816	61,758	67,286	73,786	86,480
Debt (8)	285,000	—	—	—	—	—
Other liabilities	195,522	223,909	172,070	277,730	166,532	206,623

Total liabilities	3,616,436	3,540,286	3,447,563	3,483,277	3,425,806	3,147,900

Shareholders’ equity	883,697	667,638	760,912	1,032,294	1,058,683	1,125,726

Total liabilities and shareholders’ equity	$4,500,133	$4,207,924	$4,208,475	$4,515,571	$4,484,489	$4,273,626

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2010			2009
	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in millions)			(Dollars in millions)
New Insurance Written (9)
Flow insurance written	$1,567	$964	$2,531	$969	$1,176	$2,001	$4,847	$8,993
Structured insurance written	—	—	—	—	—	—	1	1

Primary new insurance written	$1,567	$964	$2,531	$969	$1,176	$2,001	$4,848	$8,994

Primary new risk written	$374	$214	$588	$207	$253	$426	$1,034	$1,920
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	0%	0%	0%	0%	0%	0%
95.01% to 97% LTV’s	0%	0%	0%	0%	0%	0%	1%	1%
90.01% to 95% LTV’s	29%	26%	28%	27%	29%	29%	30%	29%
85.01% to 90% LTV’s	54%	55%	54%	56%	54%	51%	48%	50%
85% and below	17%	19%	18%	17%	17%	20%	21%	20%
Less than A quality loans	0%	0%	0%	0%	0%	0%	0%	0%
Alt-A loans	0%	0%	0%	0%	0%	0%	0%	0%
Interest only loans	0%	0%	0%	0%	0%	0%	0%	0%
Payment option ARMS	0%	0%	0%	0%	0%	0%	0%	0%
ARMs	0%	0%	0%	0%	0%	0%	0%	0%
Monthlies	79%	84%	81%	87%	88%	89%	89%	88%
Refinances	20%	33%	25%	24%	29%	49%	54%	46%
Structured transactions	0%	0%	0%	0%	0%	0%	0%	0%
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.0%	0.0%	0.2%	0.7%	4.7%	2.7%
Percentage of primary NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.0%	0.0%	0.2%	0.7%	4.7%	2.7%
Percentage of primary IIF subject to captive reinsurance arrangements	44.8%	45.6%	44.8%	45.9%	46.5%	46.9%	47.5%	45.9%
Percentage of primary RIF subject to captive reinsurance arrangements	45.8%	46.6%	45.8%	46.9%	47.5%	47.8%	48.3%	46.9%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

2010	2009
6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
(Dollars in millions, except loan size)	(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$93,453	$95,539	$98,135	$100,745	$103,367	$106,352
Structured transactions	14,118	14,731	15,559	16,187	16,852	17,545

Total	$107,571	$110,270	$113,694	$116,932	$120,219	$123,897

Primary risk in force
Flow	$22,999	$23,510	$24,138	$24,794	$25,458	$26,237
Structured transactions	3,305	3,447	3,656	3,805	3,963	4,129

Total	$26,304	$26,957	$27,794	$28,599	$29,421	$30,366

Pool risk in force (10)	$828	$884	$1,073	$1,292	$1,579	$1,869
Primary risk in force - credit score distribution
Flow
620 or above	94.5%	94.4%	94.4%	94.4%	94.3%	94.3%
619-575	4.3%	4.4%	4.4%	4.4%	4.5%	4.5%
574 or below	1.2%	1.2%	1.2%	1.2%	1.2%	1.2%
Structured transactions
620 or above	85.0%	85.2%	85.7%	85.8%	85.9%	86.0%
619-575	9.4%	9.3%	9.0%	9.0%	8.9%	8.8%
574 or below	5.6%	5.5%	5.3%	5.2%	5.2%	5.2%
Total
620 or above	93.4%	93.3%	93.3%	93.2%	93.1%	93.1%
619-575	4.9%	5.0%	5.0%	5.0%	5.1%	5.1%
574 or below	1.7%	1.7%	1.7%	1.8%	1.8%	1.8%
Primary average loan size (in thousands)
Flow	$162.0	$161.6	$161.9	$161.9	$161.8	$161.6
Structured transactions	$158.3	$158.7	$156.9	$157.5	$158.1	$158.9
Total	$161.5	$161.2	$161.2	$161.3	$161.2	$161.2
Loss severity (11) - primary (quarterly)
Flow	87.7%	85.4%	94.2%	94.2%	75.7%	83.6%
Structured transactions	74.2%	60.0%	89.1%	87.9%	63.9%	85.9%
Total	85.1%	77.4%	93.0%	92.7%	72.2%	84.3%
Persistency (12)
Primary persistency rate	85.6%	84.9%	84.3%	83.8%	82.3%	82.5%
Risk-to-capital ratio (13)	15.8 to 1	(A)	26.6 to 1	22.1 to 1	16.9 to 1	19.6 to 1	18.7 to 1
Minimum policyholders’ position (14) excess (deficit)	$415.5	(A)	$(57.4)	$63.9	$307.2	$185.3	$246.6

(A)	Preliminary.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

	6/30/2010		12/31/2009		6/30/2009
	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
	(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk in Force (RIF)
Prior to 2000	$385	1.5%	$502	1.8%	$554	1.9%
2000	92	0.4%	105	0.4%	113	0.4%
2001	319	1.2%	359	1.3%	397	1.3%
2002	697	2.7%	773	2.8%	861	2.9%
2003	1,921	7.3%	2,119	7.6%	2,330	7.9%
2004	2,149	8.2%	2,321	8.4%	2,522	8.6%
2005	3,196	12.1%	3,448	12.4%	3,720	12.6%
2006	3,980	15.1%	4,374	15.7%	4,745	16.1%
2007	7,300	27.8%	7,787	28.0%	8,297	28.3%
2008	3,934	15.0%	4,183	15.0%	4,461	15.2%
2009	1,754	6.6%	1,823	6.6%	1,421	4.8%
2010	577	2.1%	—	0.0%	—	0.0%

Total	$26,304		$27,794		$29,421

	6/30/2010		12/31/2009		6/30/2009
	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force,
(Ranking based on 6/30/10 RIF)
Florida	9.9%	40.8%	10.1%	41.1%	10.1%	34.1%
Texas	7.7%	11.9%	7.5%	13.0%	7.4%	9.8%
California	7.6%	33.8%	7.7%	36.7%	7.8%	30.8%
Illinois	5.2%	24.9%	5.2%	25.0%	5.2%	18.9%
Georgia	4.7%	22.2%	4.7%	23.2%	4.7%	17.6%
New York	4.0%	19.6%	4.0%	18.5%	4.0%	13.7%
Ohio	3.9%	17.0%	3.9%	18.0%	3.8%	14.8%
Pennsylvania	3.4%	15.1%	3.4%	15.5%	3.4%	12.3%
New Jersey	3.3%	24.9%	3.3%	24.1%	3.2%	18.4%
Washington	3.3%	17.1%	3.2%	16.5%	3.2%	11.9%

	2010		2009
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	20.2%	20.4%	20.4%	20.5%	20.6%	20.8%
95.01% to 97% LTV’s	4.0%	4.0%	4.0%	4.1%	4.1%	4.1%
90.01% to 95% LTV’s	30.6%	30.5%	30.5%	30.4%	30.3%	30.2%
85.01% to 90% LTV’s	38.2%	38.1%	38.1%	38.0%	37.9%	37.8%
85% and below	7.0%	7.0%	7.0%	7.0%	7.1%	7.1%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	6.7%	6.7%	6.8%	6.8%	6.8%	6.9%
Less-than-A quality (FICO scores below 575) (A)	1.7%	1.7%	1.7%	1.8%	1.8%	1.8%
Alt-A Loans:
With FICO scores of 660 and above	14.2%	14.6%	14.8%	15.0%	15.3%	15.7%
With FICO scores below 660 and above 619	2.1%	2.2%	2.2%	2.3%	2.3%	2.3%

Total Alt-A Loans	16.3%	16.8%	17.0%	17.3%	17.6%	18.0%
ARMs (B)	8.7%	9.1%	9.3%	9.5%	9.7%	9.9%
Interest Only (C)	10.5%	10.8%	10.9%	11.0%	11.1%	11.3%
Payment Option ARMs	2.8%	3.0%	3.1%	3.1%	3.2%	3.3%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 0.5% and 0.1% of RIF are subject to initial payment adjustment in 2010 and 2011, respectively.

(C)	Approximately 95.5% and 50.0% of interest only loans written in 2009 and the first six months of 2010, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION

	2010						2009
	6/30/2010		3/31/2010		Total (15)		12/31/2009		9/30/2009		6/30/2009		3/31/2009		Total (15)
	(Dollars in millions, except claim size)						(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	666,204		683,888		666,204		705,417		725,029		745,551		768,441		705,417
Loans in default by payment status:
2 - 3 payments in default	28,835	21%	30,922	21%	28,835	21%	36,246	24%	37,810	27%	35,861	28%	36,657	31%	36,246	24%
4 - 11 payments in default	50,246	36%	59,669	41%	50,246	36%	63,971	42%	61,800	44%	59,072	47%	56,009	48%	63,971	42%
12 payments or more in default	59,350	43%	56,657	38%	59,350	43%	50,708	34%	41,651	29%	31,498	25%	24,837	21%	50,708	34%

Primary loans in default	138,431	100%	147,248	100%	138,431	100%	150,925	100%	141,261	100%	126,431	100%	117,503	100%	150,925	100%
Primary default rate	20.78%		21.53%		20.78%		21.40%		19.48%		16.96%		15.29%		21.40%
Flow only default rate	19.66%		20.41%		19.66%		20.18%		18.26%		15.81%		14.14%		20.18%
Structured transactions only default rate	28.03%		28.64%		28.03%		28.80%		26.87%		23.83%		22.16%		28.80%
Pool default rate	15.20%		16.46%		15.20%		22.30%		20.86%		19.46%		17.69%		22.30%
Primary default rates by loan type
Alt-A loans	42.41%		43.85%		42.41%		43.92%		41.28%		37.52%		34.79%		43.92%
Less than A quality loans	37.56%		38.86%		37.56%		40.78%		37.96%		33.61%		30.94%		40.78%
Above 97s	26.87%		28.07%		26.87%		28.71%		26.03%		22.36%		19.85%		28.71%
ARMs (excluding 2/28 Hybrid ARMs)	41.97%		42.33%		41.97%		42.96%		40.50%		37.32%		35.09%		42.96%
2/28 Hybrid ARMs	50.14%		51.32%		50.14%		54.29%		52.87%		50.41%		49.95%		54.29%
Payment option ARMs	53.24%		53.71%		53.24%		53.09%		50.75%		47.01%		43.78%		53.09%
Interest Only	42.78%		44.30%		42.78%		43.82%		40.78%		36.49%		33.41%		43.82%
Primary Delinquent Roll Forward
Beginning delinquent inventory	147,248		150,925		150,925		141,261		126,431		117,503		109,580		109,580
Plus: New notices	28,597		34,268		62,865		37,835		41,359		38,007		43,307		160,508
Less: Cures	(28,008)		(29,565)		(57,573)		(20,775)		(20,390)		(22,100)		(28,697)		(91,962)
Less: Paids (A)	(8,284)		(6,892)		(15,176)		(5,924)		(4,192)		(4,888)		(4,429)		(19,433)
Less: Rescissions	(1,122)		(1,488)		(2,610)		(1,472)		(1,947)		(2,091)		(2,258)		(7,768)

Ending delinquent inventory	138,431		147,248		138,431		150,925		141,261		126,431		117,503		150,925
Claims paid
Primary claims paid - flow	$311.3		$226.2		$537.5		$204.6		$144.6		$129.8		$136.7		$615.7
Primary claims paid - structured transactions	62.2		74.2		136.4		61.9		43.7		47.3		65.3		218.2
Ceded claims, supplemental and other (16)	(98.6)		(64.0)		(162.6)		(56.2)		(29.8)		(21.8)		(21.3)		(129.1)

Total primary claims paid	274.9		236.4		511.3		210.3		158.5		155.3		180.7		704.8
Total pool and other	156.9		21.4		178.3		293.5		268.8		31.0		25.9		619.2

Total claims paid	431.8		257.8		689.6		503.8		427.3		186.3		206.6		1,324.0
Loss adjustment expenses	12.5		13.2		25.7		14.3		11.6		12.8		9.6		48.3

Total claims paid including loss adjustment expenses	$444.3		$271.0		$715.3		$518.1		$438.9		$199.1		$216.2		$1,372.3
Average primary claim size (in thousands)	$33.2		$34.3		$33.7		$36.1		$37.8		$31.8		$40.8		$36.4

(A)	Claims paid are net of claim reversals and reinstatements.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

	2010		2009
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in millions)
Loss Reserve Analysis
Beginning reserves for losses and LAE,	$3,255.6	$3,213.7	$3,138.3	$3,185.5	$2,854.8	$2,624.5
Reinsurance recoverables	(666.3)	(703.6)	(659.4)	(602.3)	(549.4)	(482.7)

Net balance at beginning of the period	2,589.3	2,510.1	2,478.9	2,583.2	2,305.4	2,141.8
Loss and LAE incurred (principally with respect to defaults occurring in):
Current year	215.5	291.0	432.8	375.2	374.1	370.6
Prior years	105.6	59.1	116.6	(40.6)	102.7	9.2

Total incurred	321.1	350.1	549.4	334.6	476.8	379.8
Loss and LAE payments (principally with respect to defaults occurring in):
Current year	1.1	(3.3)	(180.9)	(121.2)	(4.3)	(2.6)
Prior years	(445.3)	(267.6)	(337.3)	(317.7)	(194.7)	(213.6)

Total payments	(444.2)	(270.9)	(518.2)	(438.9)	(199.0)	(216.2)
Net ending balance	2,466.2	2,589.3	2,510.1	2,478.9	2,583.2	2,305.4
Reinsurance recoverables (A)	613.6	666.3	703.6	659.4	602.3	549.4

Ending reserves for losses and LAE	$3,079.8	$3,255.6	$3,213.7	$3,138.3	$3,185.5	$2,854.8

	6/30/2010	3/31/2010	12/31/2009	12/31/2008	12/31/2007
	(Dollars in thousands)
Loss Reserves by Book Year
2002 and prior	$151,551	$134,792	$135,572	$137,136	$117,987
2003	149,975	148,989	144,066	118,672	87,713
2004	210,403	210,246	194,421	166,420	119,017
2005	415,380	469,236	450,343	406,224	238,077
2006	723,599	817,561	850,322	774,871	345,918
2007	1,156,070	1,209,226	1,214,096	928,065	224,368
2008	264,564	259,131	220,657	93,116	—
2009	8,165	6,380	4,258	—	—
2010	56	—	—	—	—

Total Loss Reserves	$3,079,763	$3,255,561	$3,213,735	$2,624,504	$1,133,080

	6/30/2010		3/31/2010		12/31/2009		9/30/2009		6/30/2009
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	138,431	$2,896.3	147,248	$2,924.4	150,925	$2,931.1	141,261	$2,694.4	126,431	$2,560.4
Pool insurance (10) (B)	17,640	162.7	25,336	310.4	51,104	261.8	52,158	421.2	57,121	602.3
Surety (C)	—	20.8	—	20.8	—	20.8	—	22.7	—	22.8

Total	156,071	$3,079.8	172,584	$3,255.6	202,029	$3,213.7	193,419	$3,138.3	183,552	$3,185.5

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Pool insurance as of June 30, 2010 excludes 12 contracts resulting in the termination of $72.7 million risk in force in the second quarter of 2010. Pool insurance as of March 31, 2010 excludes 32 contracts representing 26,103 delinquencies associated with restructurings resulting in the termination of $212.9 million risk in force in the first quarter of 2010.

(C)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty’s surety business with FGIC which was commuted and merged into the Company’s U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2010			2009
	6/30/2010	3/31/2010	Total (15)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (15)
	(Dollars in millions, except claims paid and claim size)			(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$530	$304	$834	$321	$489	$1,052	$1,630	$3,492
Primary insurance in force	$21,351	$21,578	$21,351	$21,952	$22,315	$22,645	$22,665	$21,952
Primary risk in force	$5,217	$5,263	$5,217	$5,350	$5,444	$5,533	$5,569	$5,350
Policies in force	132,225	133,886	132,225	136,519	139,073	141,448	142,541	136,519
Primary loans in default	7,282	7,168	7,282	7,315	6,479	5,550	4,480	7,315
Primary default rate	5.51%	5.35%	5.51%	5.36%	4.66%	3.92%	3.14%	5.36%
Persistency	87.0%	85.6%	87.0%	83.9%	83.9%	84.1%	84.7%	83.9%
Primary claims paid (in thousands)	$28,299	$20,463	$48,762	$16,036	$15,159	$12,857	$10,703	$54,755
Number of primary claims paid	586	470	1,056	384	345	294	235	1,258
Average primary claim size (in thousands)	$48.3	$43.5	$46.2	$41.8	$43.9	$43.7	$45.5	$43.5

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (5) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2010			2009
	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(U.S. dollars in thousands)			(U.S. dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums earned	$1,235	$1,402	$2,637	$1,962	$3,031	$3,415	$2,472	$10,880
Net gains from credit default swaps	462	1,718	2,180	7,574	9,248	7,003	7,756	31,581
Net investment income (loss)	2,400	1,525	3,925	1,603	(849)	(540)	4,860	5,074
Net realized investment gains (losses)	122	263	385	(795)	94	(271)	(1,765)	(2,737)
Other (loss) income	(3)	6	3	1	7	14	(35)	(13)

Total revenues	4,216	4,914	9,130	10,345	11,531	9,621	13,288	44,785

Losses and expenses
Losses and loss adjustment expenses	(631)	752	121	6,766	2,185	4,012	3,101	16,064
Amortization of deferred policy acquisition costs	—	—	—	1,588	314	321	320	2,543
Other underwriting and operating expenses	1,269	1,800	3,069	2,308	2,073	3,909	2,791	11,081

Total losses and expenses	638	2,552	3,190	10,662	4,572	8,242	6,212	29,688

Income (loss) from continuing operations before income taxes	3,578	2,362	5,940	(317)	6,959	1,379	7,076	15,097
Income tax (benefit) expense from continuing operations	(1,045)	2,345	1,300	2,609	(20,431)	14,831	346	(2,645)

Income (loss) from continuing operations	4,623	17	4,640	(2,926)	27,390	(13,452)	6,730	17,742
(Loss) gain on sale from discontinued operations, net of taxes	—	—	—	—	(5,312)	7	(30)	(5,335)

Net income (loss)	$4,623	$17	$4,640	$(2,926)	$22,078	$(13,445)	$6,700	$12,407

Loss ratio, expense ratio and combined ratio for the International Operations segment are not meaningful due to the sale of PMI Australia and PMI Asia, which were classified as discontinued operations.

	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(U.S. dollars in thousands)		(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income and equity securities	$127,262	$150,633	$143,622	$145,628	$124,312	$97,521
Cash and cash equivalents	46,588	35,793	47,353	75,941	103,065	134,011
Deferred policy acquisition costs	—	—	—	1,589	1,823	2,027
Property, equipment and software, net of accumulated depreciation and amortization	6	16	27	38	52	688
Deferred tax assets (liabilities)	6,710	3,034	2,529	4,591	(14,256)	3,429
Other assets	13,480	9,602	9,226	7,814	9,958	7,191

Total assets	$194,046	$199,078	$202,757	$235,601	$224,954	$244,867

Liabilities
Reserve for losses and loss adjustment expenses	$33,178	$38,182	$40,085	$36,766	$49,884	$61,065
Unearned premiums	7,358	9,050	10,328	19,797	21,946	24,522
Other liabilities	14,584	32,438	34,763	58,908	64,217	64,623

Total liabilities	55,120	79,670	85,176	115,471	136,047	150,210

Shareholders’ equity	138,926	119,408	117,581	120,130	88,907	94,657

Total liabilities and shareholders’ equity	$194,046	$199,078	$202,757	$235,601	$224,954	$244,867

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2010			2009
	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(U.S. dollars in thousands, unless otherwise noted)			(U.S. dollars in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Net premiums written	$347	$603	$950	$(7,268)	$(80)	$(496)	$546	$(7,298)

Revenues
Premiums earned	$1,082	$1,270	$2,352	$1,765	$2,904	$3,262	$2,373	$10,304
Net gains from credit default swaps	462	1,718	2,180	7,574	9,248	7,003	7,756	31,581
Net investment income (loss)	2,322	1,428	3,750	1,359	(758)	(375)	4,673	4,899
Net realized investment (losses) gains	(25)	415	390	(560)	100	66	(1,314)	(1,708)

Total revenues	3,841	4,831	8,672	10,138	11,494	9,956	13,488	45,076

Losses and expenses
Losses and loss adjustment expenses	(731)	439	(292)	5,429	1,950	3,814	2,943	14,136
Amortization of deferred policy acquisition costs	—	—	—	1,409	279	283	298	2,269
Other underwriting and operating expenses	1,003	1,538	2,541	2,069	1,836	3,685	2,436	10,026

Total losses and expenses	272	1,977	2,249	8,907	4,065	7,782	5,677	26,431

Income before income taxes	3,569	2,854	6,423	1,231	7,429	2,174	7,811	18,645
Income tax (benefit) expense	(1,045)	2,345	1,300	2,608	(20,430)	16,284	346	(1,192)

Net income (loss)	$4,614	$509	$5,123	$(1,377)	$27,859	$(14,110)	$7,465	$19,837

Net income (loss) (Euros in thousands)	€3,490	€368	€3,858	€(1,295)	€20,494	€(10,693)	€5,715	€14,221

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(U.S. dollars in thousands)		(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$110,100	$132,829	$129,355	$131,439	$110,107	$96,586
Cash and cash equivalents	45,472	34,569	42,695	70,751	100,102	117,336
Deferred policy acquisition costs	—	—	—	1,412	1,627	1,811
Property, equipment and software, net of accumulated depreciation and amortization	6	16	27	38	52	688
Other assets (liabilities)	18,273	10,775	11,269	11,763	(8,462)	10,581

Total assets	$173,851	$178,189	$183,346	$215,403	$203,426	$227,002

Liabilities
Reserve for losses and loss adjustment expenses	$31,268	$36,120	$38,315	$35,874	$49,281	$60,637
Unearned premiums	6,568	8,052	9,234	18,497	20,629	23,167
Other liabilities	14,393	32,130	34,462	58,584	61,981	64,220

Total liabilities	52,229	76,302	82,011	112,955	131,891	148,024

Shareholders’ equity	121,622	101,887	101,335	102,448	71,535	78,978

Total liabilities and shareholders’ equity	$173,851	$178,189	$183,346	$215,403	$203,426	$227,002

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2010			2009
	6/30/2010	3/31/2010	Total (15)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (15)
	(U.S. dollars in millions, except claims paid)			(U.S. dollars in millions, except claims paid)
Insurance in force	$8,534	$9,350	$8,534	$14,071	$36,289	$39,196	$41,552	$14,071
Risk in force	$1,889	$2,092	$1,889	$4,876	$5,252	$6,812	$6,611	$4,876
Claims paid including credit default swaps (in thousands)	$2,441	$2,474	$4,915	$4,023	$18,675	$19,676	$23,570	$65,944

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (6) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2010			2009
	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in thousands)			(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$—	$—	$—	$—	$(1)	$—	$5	$4

Revenues
Premiums earned	$—	$—	$—	$2	$4	$7	$8	$21
Net investment income	131	130	261	309	351	727	1,975	3,362
Net realized investment income (losses)	276	—	276	—	(1)	—	(18)	(19)
Change in fair value of certain debt instruments (1)	(47,687)	(40,813)	(88,500)	34,000	3,125	(39,079)	18,476	16,522
Other income	—	—	—	—	5	105	2,269	2,379

Total (expenses) revenues	(47,280)	(40,683)	(87,963)	34,311	3,484	(38,240)	22,710	22,265

Losses and expenses
Other underwriting and operating expenses	1,198	2,023	3,221	7,202	2,059	3,062	3,710	16,033
Interest expense	10,072	9,449	19,521	10,081	9,326	11,715	11,836	42,958

Total losses and expenses	11,270	11,472	22,742	17,283	11,385	14,777	15,546	58,991

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(58,550)	(52,155)	(110,705)	17,028	(7,901)	(53,017)	7,164	(36,726)
Equity in losses from unconsolidated subsidiaries	(61)	(121)	(182)	(135)	(109)	(171)	(152)	(567)

(Loss) income before income taxes	(58,611)	(52,276)	(110,887)	16,893	(8,010)	(53,188)	7,012	(37,293)
Income tax (benefit) expense	(19,063)	(17,055)	(36,118)	165	(3,320)	(19,790)	1,437	(21,508)

Net (loss) income	$(39,548)	$(35,221)	$(74,769)	$16,728	$(4,690)	$(33,398)	$5,575	$(15,785)

	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in thousands)		(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$1,906	$2,054	$15,839	$16,053	$15,606	$117,718
Equity securities: common	—	288	—	—	—	—
Short term investments	—	—	1,210	1,210	1,300	1,300

Total investments	$1,906	$2,342	$17,049	$17,263	$16,906	$119,018
Cash and cash equivalents	95,961	50,956	71,717	69,491	86,798	135,952
Investments in unconsolidated subsidiaries	14,812	14,850	14,949	14,999	15,064	15,170
Property, equipment and software, net of accumulated depreciation and amortization	64,269	65,260	66,260	67,281	67,962	69,062
Deferred tax assets	52,506	69,159	49,102	32,041	29,038	16,872
Other assets (liabilities)	9,476	1,497	11,208	(13,285)	21,109	21,358

Total assets	$238,930	$204,064	$230,285	$187,790	$236,877	$377,432

Liabilities
Unearned premiums	$—	$—	$3	$5	$9	$16
Debt	303,043	424,570	389,991	417,757	427,116	457,054
Other liabilities (assets)	4,220	(10,887)	(8,303)	(60,656)	(22,651)	(22,268)

Total liabilities	307,263	413,683	381,691	357,106	404,474	434,802

Shareholders’ deficit	(68,333)	(209,619)	(151,406)	(169,316)	(167,597)	(57,370)

Total liabilities and shareholders’ deficit	$238,930	$204,064	$230,285	$187,790	$236,877	$377,432